Exhibit 99.1

Pacific Premier Bancorp, Inc. to Present at the D.A. Davidson 15th Annual Financial Services Conference

Irvine, Calif., May 7, 2013 -- Pacific Premier Bancorp, Inc. (NASDAQ: PPBI) (the “Company”), the holding company of Pacific Premier Bank (the “Bank”), announced today that Steven R. Gardner, President and Chief Executive Officer of the Company, will participate in the D.A. Davidson 15th Annual Financial Services Conference from May 8-9 in Seattle, WA.  Mr. Gardner will deliver a presentation and meet with institutional investors.  The presentation is scheduled for 3:00 p.m. PT on May 8, 2013.  While conference attendance is by invitation only, a simultaneous webcast can be accessed live on the Investor Relations section of the Company’s website www.ppbi.com.  After the live event, an archive of the presentation will be available for 90 days in the same location. The Company’s investor presentation can be found on the Investor Relations section of the Company’s website www.ppbi.com.

About the Company

The Company owns all of the capital stock of the Bank. The Bank provides business and consumer banking products to its customers through our ten full-service depository branches in Southern California located in the cities of Huntington Beach, Irvine, Los Alamitos, Newport Beach, Palm Desert, Palm Springs, San Bernardino and Seal Beach and one office in Dallas, Texas.

Notice to San Diego Trust Bank (“SDTB”) Shareholders

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed acquisition transaction, the Company filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which contains a proxy statement of SDTB and a prospectus of the Company (collectively, the “proxy statement/prospectus”).  A definitive proxy statement/prospectus will be distributed to the shareholders of SDTB in connection with their vote on the proposed acquisition of SDTB after the Registration Statement is declared by the SEC to be effective.  As of the date of this press release, the Registration Statement has not been declared effective by the SEC.

SHAREHOLDERS OF SDTB ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION.  The definitive proxy statement/prospectus will be mailed to shareholders of SDTB.  Investors and security holders will be able to obtain the definitive proxy statement/prospectus and the other documents free of charge at the SEC's website, www.sec.gov.  In addition, documents filed with the SEC by the Company will be available free of charge by (1) accessing the Company's website at www.ppbi.com under the “Investor Relations” link and then under the heading “SEC Filings,” (2) writing the Company at 17901 Von Karman Ave., Suite 1200, Irvine, California 92614, Attention: Investor Relations or (3) writing SDTB at 2550 Fifth Avenue, Suite 1010, San Diego, CA 92103, Attention: Corporate Secretary.

The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of SDTB.  Information about the directors and executive officers of the Company is included in the proxy statement for its 2013 annual meeting of the Company’s shareholders, which was filed with the SEC on April 16, 2013.  The directors, executive officers and certain other members of management and employees of SDTB may also be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of SDTB.  Information about the directors and executive officers of SDTB will be included in the definitive proxy statement/prospectus for the proposed acquisition of SDTB.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed acquisition when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

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Contact:

Pacific Premier Bancorp, Inc.

Steven Gardner
President/CEO
949.864.8000

Kent J. Smith
Executive Vice President/CFO
949.864.8000